UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2021

RESEARCH ALLIANCE CORP. II

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40221 (Commission File Number)	85-2019822 (I.R.S. Employer Identification No.)

3172 North Rainbow Blvd . #1278 Las Vegas, NV 89108 (Address of principal executive offices)	02116 (Zip Code)

(617) 778.2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RACB	The Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On March 22, 2021, Research Alliance Corp. II (the “Company”) consummated an initial public offering (the “IPO”) of 14,950,000 shares (the “Shares”) of Class A common stock, $0.0001 par value per share, of the Company (the “Class A Common Stock”), including the 1,950,000 Shares as a result of the underwriters’ exercise of their over-allotment option, at an offering price of $10.00 per Share and a private placement with Research Alliance Holdings II LLC (the “Sponsor”) of 499,000 shares of Class A Common Stock, at a price of $10.00 per share (the “Private Placement”). The proceeds from the IPO, together with certain of the proceeds from the Private Placement, totaling $149,500,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriters of the IPO, with Continental Stock Transfer & Trust Company acting as trustee.

Except with respect to interest earned on the Offering Proceeds held in trust that may be released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), the Company’s amended and restated certificate of incorporation, subject to the requirements of law and regulation, provides that none of the funds held in the trust account will be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s Class A Common Stock if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s Class A Common Stock properly submitted in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Company’s Class A Common Stock if the Company has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

An audited balance sheet as of March 22, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of March 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2021

Research Alliance Corp. II

By:	/s/ Tess Cameron
Name:	Tess Cameron
Title:	Chief Financial Officer